Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

            The undersigned executive officer of Alliance Bancorp, Inc. of Pennsylvania (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 13, 2007	/s/ Peter J. Meier
Peter J. Meier
Executive Vice President and Chief Financial Officer